UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2018

COLONY CREDIT REAL ESTATE, INC. (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38377	38-4046290
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 282-8820
Colony NorthStar Credit Real Estate, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 19, 2018, CLNC Credit 6, LLC (“Seller”), an indirect subsidiary of Colony NorthStar Credit Real Estate, Inc., entered into a Master Repurchase Agreement (the “Repurchase Agreement”) with Goldman Sachs Bank USA (“Goldman Sachs”). The Repurchase Agreement provides up to $250.0 million to finance first mortgage loans, mezzanine loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the Repurchase Agreement documentation.
Advances under the Repurchase Agreement accrue interest at per annum rates of the one-month London Interbank Offered Rate, plus a spread to be determined on a case by case basis between Seller and Goldman Sachs. The initial maturity date of the Repurchase Agreement is June 19, 2020, with a one-year extension at Seller’s election subject to satisfaction of certain conditions precedent as further set forth in the Repurchase Agreement and further extensions available subject to approval by Goldman Sachs and satisfaction of certain conditions precedent as further set forth in the Repurchase Agreement.
In connection with the Repurchase Agreement, Credit RE Operating Company, LLC (“Guarantor”), entered into a Guaranty with Goldman Sachs (the “Guaranty”), under which Guarantor agreed to guaranty Seller’s payment and performance obligations under the Repurchase Agreement. Subject to certain exceptions, the maximum liability under the Guaranty will not exceed 25% of the aggregate repurchase price of all purchased assets under the Repurchase Agreement.
The Repurchase Agreement and Guaranty contain representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of these types. In addition, the Guaranty contains financial covenants that require Guarantor to maintain: (i) minimum liquidity of not less than the lower of (x) $50.0 million and (y) the greater of (A) $10.0 million and (B) 5% of Guarantor’s recourse indebtedness; (ii) tangible net worth of not less than the sum of (x) $2,105,000,000.00 plus (y) 75% of the net cash proceeds of any equity issuance by CLNC after the date of the Repurchase Agreement; (iii) indebtedness not to exceed 75% of total assets; and (iv) a ratio of EBITDA to fixed charges of not less than 1.40 to 1.00.
The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the Repurchase Agreement and the Guaranty, which are filed as exhibits to this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 22, 2018, Colony NorthStar Credit Real Estate, Inc., a Maryland corporation (the “Company”), filed Articles of Amendment to its charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland, to change its name to “Colony Credit Real Estate, Inc.,” as previously announced. The Articles of Amendment became effective as of 12:01 a.m. Eastern Time on June 25, 2018. In addition, the Company amended and restated its bylaws (the “Second Amended and Restated Bylaws”), effective June 25, 2018, solely to reflect the name change.
The foregoing description of the Articles of Amendment and Second Amended and Restated Bylaws is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the Articles of Amendment and Second Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation
3.2	Second Amended and Restated Bylaws
10.1	Master Repurchase Agreement, dated as of June 19, 2018, by and between CLNC Credit 6, LLC and Goldman Sachs Bank USA
10.2	Guaranty, dated as of June 19, 2018, by Credit RE Operating Company, LLC, for the benefit of Goldman Sachs Bank USA

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends” or other similar words or expressions. These statements are based on the Company’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; the Company can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the ability to comply with the representations, warranties, covenants and conditions precedent to funding contained in the Repurchase Agreement and Guaranty; the ability to maintain the minimum liquidity, minimum total equity and the ratio of total borrowings to total equity required under the Repurchase Agreement; the availability of investment opportunities; the ability to use the Repurchase Agreement to finance first mortgage loans, senior participations and other investments; future property values; the impact of any losses from the Company’s investments on cash flow and returns; changes in economic conditions generally and the real estate and debt markets specifically; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to REITs and the factors specified in Part I, Item 1A of Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as in the Company’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to the Company on the date of this report and the Company is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 25, 2018	COLONY CREDIT REAL ESTATE, INC.

		By:	/s/ David A. Palamé
David A. Palamé
General Counsel and Secretary